AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT, dated as of March 2, 2016 (the "Amendment") to the Promissory Note referred to below (and any amendments thereto) is entered into by and between McKinley Enterprise Profit Sharing Plan (the "Creditor") and Jolley Marketing, Inc., (the "Debtor").

WHEREAS, the parties entered into the Promissory Note on March 18, 2014 (the "Note"); WHEREAS, the original maturity date of the Note was March 18, 2016;

WHEREAS, the parties hereto wish to amend the Note to extend the maturity date thereof.

NOW THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

MATURITY: The maturity date of the Note is hereby extended to March 18, 2017.

EFFECTIVE DATE: The effective date of this Amendment shall be March 1, 2016.

GENERAL PROVISIONS:

(g)

Except as amended hereby, the Note shall continue to be, and shall remain, in full force and effect. This Amendment shall not, except as otherwise provided herein, be deemed (i) a waiver of, or consent  to, or a modification or amendment of, any other term or condition of the Note or (ii) to prejudice  any right or rights which the parties may now have or may have in the future under or in connection with the Note, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(h)

The terms of the Note are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed individually or by its officer thereunto duly authorized, as of the respective dates set forth below.

JOLLEY MARKETING, INC.

Date: March 2, 2016

Signature: /s/ Steven White

By: Steven White, President

Date: March 2, 2016

McKinley Enterprise Profit Sharing Plan

Signature:  /s/ David N. Nemelka

By:  David N. Nemelka